THIS DOCUMENT IS A COPY OF THE FORM 8-K FILED ON AUGUST 29, 1996
PURSUANT TO A RULE 201 TEMPORARY HARDSHIP EXEMPTION.


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                ----------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) August 15, 1996.
                                                      ----------------
                                OMI Trust 1996-B
            -------------------------------------------------------
               (Exact name of registrant as specified in charter)


     Pennsylvania                 33-99320               Applied for
-------------------------------------------------------------------------
   (State or other jurisdiction  (Commission           (IRS Employer
    of incorporation)            File Number)       Identification No.)

             c/o PNC Bank, National Association
             Corporate Trust Department
             Attention:  Constantine Hromych
             1700 Market Street
             Philadelphia, Pennsylvania                    19103
-------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738
                                                           --------------
 -------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

IN ACCORDANCE WITH RULE 201 OF REGULATION S-T, THIS FORM 8-K IS BEING FILED IN PAPER PURSUANT TO A TEMPORARY HARDSHIP EXEMPTION.




                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                ----------------



                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 15, 1996.
                                                         ---------------

                                OMI Trust 1996-B
 -------------------------------------------------------------------------------

               (Exact name of registrant as specified in charter)


         Pennsylvania                 33-99320               Applied for
 -------------------------------------------------------------------------------
       (State or other jurisdiction  (Commission           (IRS Employer
        of incorporation)            File Number)       Identification No.)

           c/o PNC Bank, National Association
           Corporate Trust Department
           Attention:  Constantine Hromych
           1700 Market Street
           Philadelphia, Pennsylvania                 19103
 -------------------------------------------------------------------------------
           (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (215) 585-8738
                                                           --------------

-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                                OMI TRUST 1996-B

                                    FORM 8-K


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         OMI Trust 1996-B (the "Trust"), the issuer of the Oakwood Mortgage Investors, Inc. Manufactured Housing Contract Senior/Subordinated Pass-Through Certificates, Series 1995- B (the "Certificates"), makes monthly distributions to holders of the Certificates. The latest distribution was made on August 15, 1996. Oakwood Acceptance Corporation, as Servicer for the Trust, has prepared a monthly Remittance Report and delivered it to the Trustee.

Remittance Report. . . . . . . . . . . . .Exhibit 20.1

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        Exhibits

         20.1 Monthly Remittance Report relating to the Distribution Date occurring on August 15, 1996.

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


August 29, 1996

                                                     ---------------------------
                                                     Douglas R. Muir
                                                     Vice President

                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            OMI TRUST 1996-B, Registrant

                                            By:  Oakwood Acceptance Corporation,
                                                     as servicer


August 29, 1996                             /s/ DOUGLAS R. MUIR
                                            -------------------

                                                     Douglas R. Muir
                                                     Vice President

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                            --------------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 1996............................ 5-10

                                INDEX OF EXHIBITS

                                                            Page of Sequentially
                                                                Numbered Pages
                                                            --------------------

20.1     Monthly Remittance Report relating to Distribution
         Date occurring on August 15, 1996.............................